Third Quarter 2026 Supplemental Information October 28, 2026

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, “KREF” or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the review of possible strategic alternatives for the Company to enhance shareholder value by the strategic review committee of the board of directors and the timing and impact of the outcome of such review; the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this presentation speak only as of October 28, 2026. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2026 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Loan Portfolio

$3.2 B
Loan Portfolio

100%
Senior Loans

57%
Multifamily & Industrial

$92 M
Average Loan Size(1)

16%
European Loan Exposure

Senior loans secured primarily by ***transitional, institutional multifamily and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$5.5 B
Financing Capacity

74%
Fully Non-Mark-to-Market(2)

$853 M
Current Liquidity(3)

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

18%
KKR Ownership in KREF

$796 B
Global AUM(4)

$84 B
Real Estate AUM(4)(5)

~120
Real Estate Professionals

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of KREF's unfunded commitment. The whole loan average size is $180 million
(2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only
(3) Includes $166 million of cash, $600 million of undrawn corporate revolver capacity, $53 million of loan principal repayments held by a servicer and $34 million of available borrowings based on existing collateral
(4) As of June 30, 2026
(5) Figures represent AUM across all KKR real estate transactions

KREF

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4 • 3Q 2026 Net loss(1) of ($0.11) per diluted share (includes net unrealized and realized loan losses of ($0.11) per diluted share) • 3Q 2026 Distributable loss(2) of ($2.64) per diluted share (includes a net realized loss of ($2.70) per diluted share) • Book Value per Share (“BVPS”) of $10.14 per share Third Quarter 2026 Highlights (1) Represents net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • Originated and funded $157 million and $137 million, respectively, relating to two floating-rate senior loans • $3.2 billion senior loan portfolio with a weighted average unlevered all-in yield(3) of 7.0% • Multifamily and industrial assets represent 57% of loan portfolio • Received $1.2 billion in loan repayments in the third quarter; year-to-date repayments totaled $2.4 billion • Funded $20 million for existing loans • Weighted average risk rating of 3.2 • Monitoring three watch list loans, including two office assets • Resolved three watch list loans consisting of a risk-rated 5 life science loan in Boston, MA, a risk-rated 5 loan in San Diego, CA and a risk-rated 4 loan in Dallas, TX Financials Portfolio Liquidity & Capitalization • $853 million of available liquidity, including $166 million of cash, $53 million of loan principal repayments held by a servicer and $600 million of undrawn capacity on the corporate revolver • Diversified financing sources totaling $5.5 billion with $2.4 billion of undrawn capacity • 74% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2027 and no corporate debt due until 2030 • Redeemed both outstanding collateralized loan obligations, which included an aggregate of $564 million investment- grade bonds • In July, repurchased 1.6 million shares at an average price per share of $7.26 for a total of $11.3 million

5 3Q'26 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and equity method investments (3) Included in “Other Assets” in the Condensed Consolidated Balance Sheets and received in October 2026 (4) Amount excludes 433,050 deferred stock units Income Statement ($ in Millions) 3Q'26 Net interest income $14.6 Other income 10.0 Net unrealized and realized loan losses (6.6) Operating expenses (18.7) Preferred stock dividends (5.3) Other (0.3) Net Loss Attributable to Common Stockholders   ($6.4)  Net Loss per Share, Diluted   ($0.11)  Distributable Earnings (Loss)(1)   ($152.0)  Distributable Earnings (Loss) per Share, Diluted(1)   ($2.64)  Dividend per Share   $0.10  Diluted Weighted Average Shares Outstanding 57,648,650 Balance Sheet ($ in Millions) 3Q'26 Commercial real estate loans, net $2,950.1 Real estate assets(2) 723.7 Consolidated VIE assets, CMBS trusts 1,176.4 CMBS investments 60.9 Cash 165.9 Cash held by servicer(3) 53.4 Other 60.2 Total Assets   $5,190.6  Secured financing agreements, net $2,397.4 Secured term loan, net 629.2 Consolidated VIE liabilities, CMBS trusts 1,151.9 Other 40.2 Total Liabilities   $4,218.7  Total Equity   $971.9  Common Shareholders' Equity $582.5 Book Value per Share   $10.14  Common Shares Outstanding(4) 57,027,286

6 3Q'26 Loan Originations – Case Studies Investment National Senior Housing Portfolio Frisco Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $80 million(2) $78 million(3) Location Various (TX, AZ, and IA) Frisco, TX Collateral 4 Class A Senior Housing properties totaling 679 Units 396k RSF Class A Office Property Loan Purpose Recapitalization Refinance LTV(1) 65% 60% Investment Date  July 2026 September 2026 Asset Photo (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated (2) The total whole loan is $265 million, co-originated by the Company and a KKR affiliate. The Company's interest was 30% of the loan (3) The total whole loan is $155 million, co-originated by the Company and a KKR affiliate. The Company's interest was 50% of the loan

7 Multifamily 39% Office - Legacy 18% Office - Recent 6% Industrial 18% Life Science 11% Hospitality 5% Other 3% Class-A 95% Class-B 5% Class-A 61% Class-B 39% KREF Loan Portfolio by the Numbers (1) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (2) “Other” property types include: 3% Senior Housing and <1% Mixed Use (3) “Office - Recent” represents 2024 through 2026 originated loans (4) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Investment Type Property Type Interest Rate Type Geography 10% 9% 11% 5% Other U.S. <4%: 14% 88% Office(4) 9% Washington, D.C. Senior Loans 100% Floating 98% Fixed 2% Multifamily (1) (2) 11% Other Europe <4%: 1% 6% 10% 5% 4% 5% U.S. 84% non-U.S. 16% (3)

8 2026 Portfolio Positioning & Outlook Our focus is centered on two key priorities: (1) executing a proactive and disciplined resolution strategy across our watch list assets and certain legacy office exposures, and (2) positioning a significant portion of our REO portfolio for monetization Note: This information reflects current targets as of the date presented and is subject to change. Actual results may differ (1) Represents 2024 through 2026 originated loans

KREF Office Loan Portfolio Overview

Location	Investment Date	Loan Purpose	Committed Principal	Outstanding Principal	Net Equity[1]	Loan per SF[2]	Max Term (Years)[3]
Minneapolis, MN	Nov-17	Refinance	199.4	194.4	190.1	182	—
Chicago, IL	Jul-19	Refinance	105.0	90.7	61.2	87	1.9
Risk-Rated 5: Total / Weighted Average			$304.4	$285.1	$251.3		0.6
Washington, DC	Nov-21	Refinance	181.0	180.5	72.3	503	1.2
Dallas, TX	Nov-25	Refinance	114.1	99.4	20.7	394	4.1
Washington, DC	Jan-22	Refinance	100.0	100.0	15.1	365	1.4
Frisco, TX	Sept-26	Refinance	77.5	58.0	13.9	293	5.0
Various, CA	April-26	Refinance	36.3	36.3	7.0	221	4.5
Risk-Rated 3: Total / Weighted Average			$508.9	$474.2	$129.0		2.6
Grand Total / Weighted Average			$813.3	$759.3	$380.3		1.8

Risk-Rated 3 Office Assets


San Jose, CA(4)
Frisco, TX
Dallas, TX
Washington, D.C.
Washington, D.C.

Note: Amounts shown in millions, except for Loan per SF
(1) Net equity reflects the amortized cost basis of our loans (which is before allowance for credit losses), net of borrowings
(2) Loan Per SF based on current principal amount divided by current SF
(3) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount
(4) The other assets in the portfolio are located in San Jose and San Francisco

KREF

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KREF Life Science Loan Portfolio Overview

100% of KREF's loan exposure is located in the top two Life Science markets

Location	MSA	Investment Date	Loan Purpose	Development Status	Year Built or Renovated	Asset Quality	Committed Principal	Outstanding Principal	Net Equity[1]	Loan per SF[2]	Max Term (Years)[3]
Redwood City, CA	San Francisco	Sep-22	Construction	In Process	2025	Class A	145.2	113.6	29.6	886	1.0
Cambridge, MA	Boston	Dec-21	Construction	Complete	2023	Class A	98.4	66.4	16.4	912	4.3
San Carlos, CA	San Francisco	Feb-22	Recapitalization	Complete	2023	Class A	89.1	78.4	23.8	532	1.1
Brisbane, CA	San Francisco	Jul-21	Refinance	N/A	2020	Class A	88.3	80.8	24.1	698	1.9
Risk-Rated 3: Total / Weighted Average							$421.0	$339.2	$93.9		1.9

Life Science Assets



Brisbane, CA
San Carlos, CA
Cambridge, MA
Redwood City, CA

Development Status[4]



N/A 21%
Completed 45%
In Process 34%

Metropolitan Statistical Area[4]



Boston 23%
San Francisco 77%

Note: Amounts shown in millions, except for Loan per SF
(1) Net equity reflects the amortized cost basis of our loans (which is before allowance for credit losses), net of borrowings
(2) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF
(3) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount
(4) Based on committed principal

KREF

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11 0% 6% 78% 1% 15% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.2 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio held-for-investment (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans. (2) Weighted average is weighted by current principal amount Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 66% Loan Count 3Q  '2 6 Weighted Average LTV(2): 65% Weighted Average Risk Rating(2): 3.3 2Q  '2 6 24% 11% 16% 39% 10% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 32% 12% 9% 34% 13% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 1 539 0 0 0 334Loan Count 0% 0% 90% 0% 10% 1 2 3 4 5

Watch List Migrations Quarter-over-Quarter

In 3Q'26, KREF had no risk rating downgrades and three resolutions

2Q'26 Watch List	Intra-Quarter Activity	3Q'26 Watch List
Total Principal: $674 million	Risk Rating: 5	*Total Principal: $329 million*
Minneapolis Office		Minneapolis Office
Chicago Office		Chicago Office
Carrollton Multifamily		Carrollton Multifamily
Boston Life Science	*resolved*	
San Diego Multifamily	*resolved*	
Total Principal: $42 million	Risk Rating: 4	*Total Principal: $0 million*
Dallas Multifamily	*resolved*	

KREF

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13 Case Studies: Watch List Loans Investment Minneapolis Office Chicago Office Carrollton Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date  November 2017 July 2019 April 2022 Collateral Two Class-A Office Buildings totaling 1.1mm SF Class-A Office Building totaling 1mm SF 320-unit Multifamily Loan Purpose Refinance Refinance Acquisition Location Minneapolis, MN Chicago, IL Carrollton, TX Committed Amount $199 million(2) $105 million $44 million Current Principal Amount $194 million(2) $91 million $44 million Loan Basis(1) $182 / SF $87 / SF $136k / unit Coupon + 2.3%(2) + 2.3% + 2.9% Max Remaining Term (Yrs.) — 1.9 0.1 Loan Risk Rating 5 5 5 (1) Loan basis reflects outstanding current principal amount before any loan loss adjustments (2) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of September 30, 2026, at a fixed PIK interest rate of 4.5%

Overview of Real Estate Assets

Equity[1] of approximately $548 million ($9.53 per share) was held in our Real Estate Assets

Real Estate Owned

Location	Property Type	Acquisition Date	Square Footage/ Units	Investment Amount[2] ($ in millions)	Investment Amount per Square Foot/ Unit
Mountain View, CA	Class A Office Campus	June 2024	449,006	$143	$462 / SF
Boston, MA[3]	Life Science	June 2026	497,501	128	$516 / SF
Seattle, WA[3]	Class A Life Science	June 2024	213,056	96	$606 / SF
Portland, OR	Retail / Redevelopment	December 2021	n.a.[4]	96	n.a.
West Hollywood, CA	Luxury Condo	April 2025	36 units	93	$2.6M / unit
Raleigh, NC	Multifamily	August 2025	320 units	71	$223k / unit
Philadelphia, PA	Office	December 2023	210,528	35	$167 / SF
Total REO				**$663**	

Property Type



Multifamily 11%
Retail / Redevelopment 14%
Life Science 34%
Condo 14%
Office 27%

Location



PA 5%
NC 11%
OR 14%
CA 36%
WA 15%
MA 19%

Note: Figures as of September 30, 2026. Property type and location breakouts based on total investment amount
(1) Equity represents investment amount less current financing and noncontrolling interests
(2) Investment Amount represents the value of land, building, and certain other adjustments to basis, net of noncontrolling interests
(3) Included in "Equity method investments" on the Condensed Consolidated Balance Sheets
(4) Estimated entitlement of 4+ million square feet

KREF

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Financing Overview: 74% Non-Mark-To-Market

Diversified financing sources totaling $5.5 billion with $2.4 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon(1)	Advance Rate	Non-MTM
Term Credit Facilities	$1,448	$787	+1.7%	61.0%	(2)
Term Lending Agreements	$1,168	$707	+1.4%	77.7%	✓
Warehouse Facility	$250	$0	n/a	n/a	✓
Secured Term Loan	$642	$642	+2.5%	—	✓
Corporate Revolving Credit Facility	$700	$100	+2.0%	—	✓
Total Debt	**$4,208**	**$2,236**			
Term Loan Facility	$1,000	$616	+1.9%	79.5%	✓
Asset Specific Financing	$252	$196	+2.3%	79.9%	✓
Total Leverage	**$5,460**	**$3,048**			

Leverage Ratios


2.2x
3.1x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing(5)


Term Credit Facilities 26%
Term Lending Agreements 23%
Secured Term Loan 21%
Term Loan Facility 20%
Asset Specific 7%
Revolver 3%
Non-Mark-to-Market 74%

(1) Weighted average coupon expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA)
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities) and secured term loan, less cash (including cash held by servicer); to (ii) KREF stockholders' equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements and secured term loan, less cash (including cash held by servicer); to (ii) KREF stockholders' equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing

KREF
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16 Financing Overview: Term Credit Facilities Counterparty Total or  Weighted Average Drawn $375 $252 $160 $0 $787 Capacity $600 $300 $398 $150 $1,448 Collateral: Loans /  Principal Balance 7 Loans / $561 7 Loans / $486 2 Loans / $213 1 Loan / $31 17 Loans / $1,291 Final Stated Maturity(2) September 2029 July 2027 November 2032 December 2030 - Weighted Average  Pricing(3) +1.6% +2.0% +1.4% n/a +1.7% Weighted Average  Advance 67.0% 51.8% 75.0% n/a 61.0% Mark-to-market Credit Only Credit Only Credit Only Credit Only - ($ in Millions) (1) Facility size is £300 million in local currency (2) Based on extended maturity date (3) Weighted average pricing expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA) (4) Based on principal balance of financing Property Type(4) Multifamily 41% Life Science 22% Office 17% Industrial 13% Hospitality 7% U.S. Europe (1)

17 $53 $219 $819 $166 $600 $34 $853 Cash & Loan Principal Repayments Held by a Servicer Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $— $100 $200 $300 $400 $500 $600 $700 $800 $900 Liquidity Overview (1) Unencumbered assets include $188 million of unencumbered senior loans, $366 million of real estate owned assets, and $85 million of CMBS investments (2) Loan principal repayments held by a servicer of $53 million received in October 2026 (3) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $640 million of total unencumbered assets(1) as of September 30, 2026 (3)(2)

18 Earnings Sensitivity to Change in Benchmark Rates 98% floating-rate loan portfolio indexed to benchmark rates Quarterly Net Interest Income Per Share Sensitivity to Change in Benchmark Rates Term SOFR: 3.91% EURIBOR: 2.62% SONIA: 3.75% As of September 30, 2026 ($ Impact Per Share) Note: Based on portfolio as of September 30, 2026 Change in Benchmark Rate $0.01 $0.00 $0.00 $0.00 $0.00 -1.00% -0.50% 0.00% +0.50% +1.00% 0.000 0.005 0.010 0.015

19 Appendix

3Q'26 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
1	Senior Loan	Minneapolis, MN	Office	11/13/2017	$199.4	$199.4	$194.4	$190.1	+2.3%	—	$182 / SF	n.a.	5
2	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	180.5	72.3	+3.4%	1.2	$503 / SF	55%	3
3	Senior Loan	Various, United Kingdom	Industrial	3/5/2026	428.8	180.3	174.1	46.5	+2.6%	4.6	$73 / SF	72%	3
4	Senior Loan	Various, Spain	Multifamily	4/29/2026	559.2	149.3	129.7	16.8	+2.9%	4.6	$98,578 / unit	49%	3
5	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.9	145.2	113.6	29.6	+4.5%	1.0	$886 / SF	53%	3
6	Senior Loan	Various, United Kingdom	Industrial	11/19/2025	464.2	139.3	139.3	33.8	+2.8%	4.1	$145 / SF	75%	3
7	Senior Loan	Raleigh, NC	Industrial	6/24/2025	407.6	125.0	125.0	24.3	+2.4%	3.8	$152 / SF	71%	3
8	Senior Loan	Dallas, TX	Office	11/7/2025	228.2	114.1	99.4	20.7	+3.2%	4.1	$394 / SF	52%	3
9	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	90.7	61.2	+2.3%	1.9	$87 / SF	n.a.	5
10	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	20.1	+2.8%	0.3	$191,460 / unit	61%	3
11	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	100.0	15.1	+3.3%	1.4	$365 / SF	55%	3
12	Senior Loan	Cambridge, MA	Life Science	12/22/2021	341.3	98.4	66.4	16.4	+3.7%	4.3	$912 / SF	51%	3
13	Senior Loan	Cary, NC	Multifamily	11/21/2022	95.3	95.3	95.3	21.0	+3.4%	1.2	$244,275 / unit	63%	3
14	Senior Loan	Jersey City, NJ	Multifamily	10/9/2025	190.0	95.0	95.0	18.4	+2.5%	4.0	$455,635 / unit	76%	3
15	Senior Loan	Orlando, FL	Multifamily	12/14/2021	94.9	94.9	94.9	25.0	+3.1%	0.3	$250,396 / unit	74%	3
16	Senior Loan	Boston, MA	Industrial	6/28/2022	259.4	90.9	90.8	19.4	+2.7%	1.8	$195 / SF	52%	3
17	Senior Loan	San Carlos, CA	Life Science	2/1/2022	139.7	89.1	78.4	23.8	+1.0%	1.1	$532 / SF	68%	3
18	Senior Loan	Brisbane, CA	Life Science	7/22/2021	88.3	88.3	80.8	24.1	+3.4%	1.9	$698 / SF	71%	3
19	Senior Loan	North Palm Beach, FL	Multifamily	5/22/2025	85.7	85.7	85.4	16.6	+2.3%	3.7	$341,600 / unit	72%	3
20	Senior Loan	Various, US	Senior Housing	7/15/2026	265.0	79.5	79.5	15.2	+2.3%	4.8	$390,280 / unit	65%	3
21	Senior Loan	Philadelphia, PA	Mixed Use	6/28/2024	77.7	77.7	24.4	24.4	+4.0%	2.8	$75 / SF	72%	3
22	Senior Loan	Frisco, TX	Office	9/28/2026	155.0	77.5	58.0	13.9	+3.0%	5.0	$293 / SF	60%	3
23	Senior Loan	Various, Europe	Hospitality	12/2/2025	346.1	76.8	73.6	17.8	+3.0%	4.4	$70,584 / key	70%	3
24	Senior Loan	Nashville, TN	Hospitality	1/6/2025	75.8	75.8	75.0	14.7	+3.3%	3.3	$326,087 / key	64%	3
25	Senior Loan	Delray Beach, FL	Multifamily	3/26/2025	73.0	73.0	73.0	14.4	+2.3%	3.5	$257,042 / unit	71%	3
26	Senior Loan	Melville, NY	Multifamily	7/25/2025	142.1	71.1	31.8	9.4	+3.9%	3.9	$475,251 / unit	55%	3
27	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	71.0	71.0	71.0	15.7	+2.8%	0.3	$287,449 / unit	74%	3
28	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	14.1	+2.8%	0.1	$290,496 / unit	78%	3
29	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	63.3	63.3	61.0	12.2	+3.1%	0.3	$165,690 / unit	74%	3
30	Senior Loan	Atlanta, GA	Multifamily	9/16/2025	60.8	60.8	60.8	11.9	+2.4%	4.0	$211,847 / unit	67%	3
31	Senior Loan	Durham, NC	Multifamily	12/15/2021	59.5	59.5	58.4	24.4	+2.8%	1.3	$169,243 / unit	67%	3
32	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	56.4	56.4	56.4	18.5	+2.7%	0.6	$164,950 / unit	79%	3
33	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	51.4	51.4	51.4	13.0	+3.0%	0.3	$170,197 / unit	67%	3
34	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.4	+2.7%	0.6	$117 / SF	74%	3
35	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	43.7	43.7	43.7	43.7	+2.9%	0.1	$136,478 / unit	n.a.	5
36	Senior Loan	Various, U.S.	Multifamily	1/31/2025	69.6	41.7	41.7	10.9	+3.0%	3.4	$161,013 / unit	71%	3
37	Senior Loan	Various, CA	Office	4/1/2026	72.5	36.3	36.3	7.0	+2.6%	4.5	$221 / SF	48%	3
Total / Weighted Average					**$6,671.8**	**$3,413.4**	**$3,151.5**	**$988.0**	**+2.9%**	**2.4**		**65%**	**3.2**

*See footnotes on subsequent page

KREF

20

3Q'26 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Real Estate Assets													
1	Real Estate Owned	Mountain View, CA	Office	6/28/2024	n.a.	$142.6	$142.6	$142.6	n.a.	n.a.	$461 / SF	n.a.	
2	Equity Method Investment[9]	Boston, MA	Life Science	6/2/2026	n.a.	128.3	128.3	128.3	n.a.	n.a.	$516 / SF	n.a.	
3	Equity Method Investment[10]	Seattle, WA	Life Science	6/28/2024	n.a.	96.4	96.4	70.4	n.a.	n.a.	$606 / SF	n.a.	
4	Real Estate Owned	West Hollywood, CA	Condo	4/15/2025	n.a.	93.4	93.4	44.0	n.a.	n.a.	$2,594,444 / unit	n.a.	
5	Real Estate Owned	Portland, OR	Retail / Redevelopment	12/16/2021	n.a.	95.2	95.2	95.2	n.a.	n.a.	n.a.	n.a.	
6	Real Estate Owned	Raleigh, NC	Multifamily	8/12/2025	n.a.	72.6	72.6	32.6	n.a.	n.a.	$226,875 / unit	n.a.	
7	Real Estate Owned	Philadelphia, PA	Office	12/22/2023	n.a.	24.6	24.6	24.6	n.a.	n.a.	$117 / SF	n.a.	
Total / Weighted Average						**$653.1**	**$653.1**	**$537.7**					
CMBS Investments													
1	Equity Method Investment[11]	Various, U.S.	Various	2/13/2017	n.a.	$40.0	$34.1	$34.1	4.7%	2.7		58%	
2	CMBS B-Pieces	Various, U.S.	Various	3/12/2026	n.a.	15.1	15.1	15.1	6.1%	9.2		50%	
3	CMBS Investment	Kailua-Kona, HI	Hospitality	3/17/2026	n.a.	14.0	14.0	14.0	+5.8%	4.5		55%	
4	CMBS Investment	Dallas, TX	Mixed Use	2/20/2026	n.a.	12.8	12.8	12.8	+6.8%	4.4		62%	
5	CMBS B-Pieces	Various, U.S.	Various	6/18/2025	n.a.	9.3	9.3	9.3	5.9%	8.5		42%	
Total / Weighted Average						**$91.2**	**$85.3**	**$85.3**	**5.6%**	**5.0**		**55%**	
Other Investments													
1	Equity Method Investment[12]	Various, France	Industrial	10/10/2025	n.a.	$14.6	$14.6	$14.6	n.a.	n.a.		n.a.	
Total / Weighted Average						**$14.6**	**$14.6**	**$14.6**					
Portfolio Total / Weighted Average						**$4,172.3**	**$3,904.5**	**$1,625.6**	**+6.8%**	**2.4**		**65%**	**3.2**

*See footnotes on subsequent page

KREF

21

22 3Q'26 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets, CMBS investments and other investments. Excludes loans that were fully written off. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. For Senior Loan 1, the total whole loan has an outstanding principal balance of $194.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of September 30, 2026, at a fixed interest rate of 4.5% PIK. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) real estate assets, net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount of our loans and the investment amount of CMBS investments. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR, SONIA or EURIBOR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 5, 12 and 26, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for construction loans, LTV is generally calculated as the total commitment amount of the loan divided by the as-stabilized value; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS investments, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted average LTV excludes risk-rated 5 loans. (9) Represents real estate assets held through a JV agreement between us and an unaffiliated third party. We hold a 50% economic interest in the real estate assets and share decision making with the third party under the JV agreement. (10) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision-making with the KKR affiliate under the TIC agreement. (11) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount. (12) Represents our 50% economic interest in an affiliated company, which is invested in a senior mortgage loan that is collateralized by industrial properties located in France. The underlying senior mortgage loan with an outstanding principal balance of €65.2 million has a coupon of 2.8%, term to maturity of 2.8 years and LTV of 69%. The affiliated company's investment in the underlying senior mortgage loan is 80% financed with a funding cost of EURIBOR +1.6%. KREF does not have unilateral authority to direct the activities that most significantly impact the affiliated company's economic performance.

23 3Q'26 Portfolio and Loan Activity (1) Includes a $183 million loan assignment in full satisfaction of secured financing (2) Includes $156 million in loan write-offs and a $1 million unrealized loss on FX translation (3) Future funding obligations are generally contingent upon certain events and may not result in investment by us Changes in Loan Portfolio Future Funding Obligations(3) ($ in Millions) Real Estate Assets, CMBS Investments & Other Loan Portfolio Principal (2) Loan Activity (1)

24 Fully Extended Loan Maturities Note: Based on current principal amount Fully Extended Loan Maturities ($ in Millions) $308 $954 $421 $24 $826 $618 2026 2027 2028 2029 2030 2031 $0 $250 $500 $750 $1,000 $1,250 Fully extended weighted average loan maturity of 2.4 years

25 Consolidated Balance Sheets (in thousands - except share and per share data) September 30, 2026 December 31, 2025 Assets Cash and cash equivalents $ 165,883 $ 84,617 Commercial real estate loans, held-for-investment 3,137,554 5,347,756 Less: Allowance for credit losses (187,436) (201,924) Commercial real estate loans, held-for-investment, net 2,950,118 5,145,832 Real estate owned, held-for-investment, net 368,133 338,595 Real estate owned assets, held-for-sale 130,889 130,188 Equity method investments 273,363 147,332 Investments in CMBS securities 26,800 — Consolidated variable interest entities assets, CMBS trusts, at fair value 1,176,376 505,230 Other assets 99,042 112,849 Total Assets $  5,190,604  $  6,464,643  Liabilities and Equity Liabilities Secured financing agreements, net $ 2,397,405 $ 2,862,689 Collateralized loan obligations, net — 1,198,332 Secured term loan, net 629,168 632,516 Real estate owned liabilities, held-for-sale 3,266 3,867 Consolidated variable interest entities liabilities, CMBS trusts, at fair value 1,151,934 496,060 Due to related parties 5,773 6,506 Other liabilities 31,157 39,469 Total Liabilities   4,218,703    5,239,439  Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of September 30, 2026 and December 31, 2025); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (57,027,286 issued and outstanding as of September 30, 2026; 65,488,680 issued and 64,367,737 outstanding as of December 31, 2025, respectively) 570 644 Additional paid-in capital 1,633,384 1,687,168 Accumulated deficit (723,851) (506,130) Repurchased stock (1,120,943 shares repurchased as of December 31, 2025) — (9,263) Total KKR Real Estate Finance Trust Inc. Stockholders' Equity   910,234    1,172,550  Noncontrolling interests in equity of consolidated joint ventures 61,667 52,654 Total Equity   971,901    1,225,204  Total Liabilities and Equity $  5,190,604  $  6,464,643

26 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Nine Months Ended September 30, 2026 June 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025 Net Interest Income Interest income $ 70,235 $ 85,487 $ 108,019 $ 251,628 $ 334,258 Interest expense 55,658 67,305 82,685 192,680 247,412 Total net interest income 14,577 18,182 25,334 58,948 86,846 Other Income Revenue from real estate owned operations 7,095 4,371 4,742 16,410 11,656 Income (loss) from equity method investments 1,021 (988) (105) 690 (925) Change in net assets of consolidated variable interest entities, CMBS trusts 848 836 347 2,123 388 Gain (loss) on sale of real estate owned 211 — — 211 1,192 Gain (loss) on foreign currency translation (328) 1,526 — (4,179) — Gain (loss) on foreign currency forward contracts 141 (4,194) — 2,800 — Other miscellaneous income 985 1,214 1,096 3,093 3,344 Total other income 9,973 2,765 6,080 21,148 15,655 Operating Expenses Provision for credit losses, net 1,381 75,088 975 150,010 75,686 Loss on commercial real estate loan, held-for-sale 5,224 44,751 — 49,975 — Expenses from real estate owned operations 7,596 8,406 7,302 24,124 18,954 Management fee to related parties 5,092 5,382 5,619 15,985 17,153 General and administrative 6,031 4,653 4,746 15,268 14,258 Total operating expenses 25,324 138,280 18,642 255,362 126,051 Income (Loss) Before Income Taxes   (774)    (117,333)    12,772    (175,266)    (23,550)  Income tax expense — — — — — Net Income (Loss)   (774)    (117,333)    12,772    (175,266)    (23,550)  Net income (loss) attributable to noncontrolling interests 145 (978) (1,006) (1,852) (2,741) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries   (919)    (116,355)    13,778    (173,414)    (20,809)  Preferred stock dividends 5,326 5,326 5,326 15,978 15,978 Participating securities' share in earnings 172 113 373 700 1,109 Net Income (Loss) Attributable to Common Stockholders $  (6,417)  $  (121,794)  $  8,079  $  (190,092)  $  (37,896)  Net Income (Loss) Per Share of Common Stock, Basic and Diluted $  (0.11)  $  (1.95)  $  0.12  $  (3.09)  $  (0.56)  Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 57,648,650 62,463,168 65,876,727 61,569,251 67,267,388 Dividends Declared per Share of Common Stock $ 0.10 $ 0.10 $ 0.25 $ 0.45 $ 0.75

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss)

(in thousands - except share and per share data)	Three Months Ended					
	September 30, 2026	Per Diluted Share[(1)]	June 30, 2026	Per Diluted Share[(1)]	September 30, 2025	Per Diluted Share[(1)]
Net Income (Loss) Attributable to Common Stockholders	**$ (6,417)**	**$ (0.11)**	**$ (121,794)**	**$ (1.95)**	**$ 8,079**	**$ 0.12**
Adjustments						
Non-cash equity compensation expense	1,876	0.03	1,899	0.03	2,174	0.03
Depreciation and amortization	1,970	0.03	1,564	0.03	981	0.01
Unrealized (gain) loss on investments	(369)	(0.01)	1,675	0.03	(65)	—
Unrealized (gain) loss on foreign currency translation	347	0.01	(2,547)	(0.04)	—	—
Unrealized (gain) loss on foreign currency forward contracts	(85)	—	5,333	0.09	—	—
Net unrealized and realized loan losses	6,605	0.11	119,839	1.92	975	0.01
(Gain) loss on sale of real estate owned	(211)	—	—	—	—	—
Expenses related to strategic review	1,462	0.03	—	—	—	—
Distributable Earnings before realized gains (losses) and strategic review expenses	**$ 5,178**	**$ 0.09**	**$ 5,969**	**$ 0.10**	**$ 12,144**	**$ 0.18**
Realized loss on loan write-offs	(155,888)	(2.70)	(42,337)	(0.68)	(14,394)	(0.22)
Realized gain on sale of real estate owned	211	—	—	—	—	—
Expenses related to strategic review	(1,462)	(0.03)	—	—	—	—
Distributable Earnings (Loss)	**$ (151,961)**	**$ (2.64)**	**$ (36,368)**	**$ (0.58)**	**$ (2,250)**	**$ (0.03)**
Diluted weighted average common shares outstanding	57,648,650		62,463,168		65,876,727	

(1) Numbers presented may not foot due to rounding

KREF

27

28 Key Definitions “Distributable Earnings (Loss)”: The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.